SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)              June 11, 1999
                                                --------------------------------

                             WATKINS-JOHNSON COMPANY
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               (Exact name of registrant as specified in Charter)

         California                                              94-1402710
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(State or Other Jurisdiction                                   (IRS Employer
      of Incorporation)                                      Identification No.)

                                     1-5631
                                ----------------
                                (Commission File
                                     Number)


3333 Hillview Avenue, Palo Alto, California                           94304-1223
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (650) 493-4141
                                                --------------------------------

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On June 11, 1999, the shareholders of Watkins-Johnson Company (the "Company") approved amendments to the Company's Articles of Incorporation and Bylaws to eliminate their super-majority shareholder voting requirements. The amendments decreased (from four-fifths of the voting power to a majority of the voting power) the shareholder vote required to (A) amend the Company's Articles of Incorporation, (B) amend the Company's Bylaws, and (C) approve a merger or sale of the Company.

         The amendment to the Articles of Incorporation deleted Article 6 from the Articles of Incorporation. The amendments to the Bylaws amended Section 14.1 and 2.2 of the Bylaws by replacing references to "four-fifths of the voting power" with "a majority of the voting power". See Exhibits 99.2 and 99.3 which are incorporated herein by reference.


Item 7. Financial Statements and Exhibits

(a)      Exhibits

Exhibit 99.1       Press release issued by the Company on June 11, 1999
Exhibit 99.2       Certificate of Amendment of the Articles of Incorporation
Exhibit 99.3       Amended and Restated Bylaws (June 11, 1999)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.


Date:  June 18, 1999                             WATKINS-JOHNSON COMPANY


                                                 By: /s/ W.  Keith Kennedy, Jr.
                                                     ---------------------------
                                                     W. Keith Kennedy, Jr.,
                                                     President and Chief
                                                     Executive Officer